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                                                                   EXHIBIT 10.32

                       AMENDMENT NO. 7 TO CREDIT AGREEMENT

         AMENDMENT NO. 7 dated as of November 22, 2002 (this "AMENDMENT NO. 7") to the Third Amended and Restated Credit Agreement dated as of April 9, 1997 and amended and restated as of June 8, 2001 (as amended, the "CREDIT AGREEMENT") among FOOT LOCKER, INC., formerly Venator Group, Inc. (the "COMPANY"), the SUBSIDIARIES party thereto, the BANKS party thereto, the CO-AGENTS party thereto, THE BANK OF NEW YORK, as Administrative Agent, LC Agent and Swingline Bank (the "ADMINISTRATIVE AGENT"), and the LEAD ARRANGERS party thereto.

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after the Amendment No. 7 Effective Date (as defined in Section 10 below), refer to the Credit Agreement as amended hereby.

         SECTION 2. New Definitions Relating to the European Restructuring. The following definitions are added in alphabetical order in
Section 1.01 of the Credit Agreement:

                  "AMENDMENT NO. 7 EFFECTIVE DATE" means the date of effectiveness of Amendment No. 7 to this Agreement.

                  "EUROPEAN ENTITIES" means Foot Locker Europe, B.V., Foot Locker UK Limited, Foot Locker France S.A.S., Foot Locker Austria GmbH, Foot Locker Italy S.r.l., Foot Locker Netherlands B.V., Foot Locker Belgium BVBA, Freedom Sportsline Limited, Foot Locker Sweden Aktiebolag, Foot Locker Denmark ApS, and Foot Locker Artigos desportivos e de tempos livres, Lda.

                  "EUROPEAN ENTITIES FOREIGN SPECIFIED TRADEMARKS" means Foreign Specified Trademarks (as such term is defined in the Security Agreement) that are registered in any European country or the European Union.

                  "EUROPEAN ENTITIES HOLDING COMPANIES" means FLE Management, FLE CV GP, Foot Locker Europe CV LP, New Dutch Holdco 1, New Dutch Holdco 2 and any other Subsidiary that is a direct or indirect holding company of the capital stock or other equity interests of New Dutch Holdco2.

                  "EUROPEAN RESTRUCTURING" means the transfer by the Company of
(i) all the capital stock or other equity interests of the European Entities to New Dutch Holdco 2, and (ii) the European Entities Foreign Specified Trademarks to FL Europe Holdings, in each case substantially on the terms described by the Company to the Banks prior to the Amendment No. 7 Effective Date.

                  "EUROPEAN RESTRUCTURING CONDITIONS" means each of the following conditions: (i) the execution and delivery by the Company of a pledge agreement governed by the laws of the State of New York (or a supplement to the Pledge Agreement) and in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which 65% of the capital stock or other equity interests of New US Holdco shall be subject to a perfected first priority Lien for the benefit of the Bank Parties, (ii) FL Europe Holdings shall acknowledge and agree that the European Entities Foreign Specified Trademarks transferred to it are already subject to a continuing security interest for the benefit of the Bank Parties, (iii) the fact that, immediately after giving effect to the European Restructuring, the representations and warranties set forth in Section 5.19(c) shall be true and correct, (iv) the Company having delivered, at least 5 days prior

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to the consummation of the European Restructuring, notice to the Administrative
Agent of the Company's intention to consummate the European Restructuring, and the proposed date of consummation thereof, and (v) the Company having delivered, or caused to be delivered, such certificates, evidences of corporate or other organizational actions, notations and registrations, financing statements, opinions of counsel, powers of attorney and other documents relating thereto as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent, with respect to the conditions described in clauses (i), (ii), (iii) and (iv) hereof.

                  "FLE CV" means FLE CV, a Dutch limited partnership.

                  "FLE CV GP" means FLE CV GP, LLC, a Delaware limited liability company.

                  "FLE MANAGEMENT" means FLE CV Management, Inc., a Delaware corporation.

                  "FOOT LOCKER EUROPE CV LP" means Foot Locker Europe CV LP, LLC, a Delaware limited liability company.

                  "FL EUROPE HOLDINGS" means FL Europe Holdings, Inc., a Delaware corporation.

                  "NEW DUTCH HOLDCO 1" means a newly formed wholly-owned indirect Subsidiary of the Company, incorporated under the laws of The Netherlands. As of the Amendment No. 7 Effective Date, the Company expects that New Dutch Holdco 1 will be "FLE CV".

                  "NEW DUTCH HOLDCO 2" means a newly formed wholly-owned indirect Subsidiary of the Company, incorporated under the laws of The Netherlands. As of the Amendment No. 7 Effective Date, the Company expects that New Dutch Holdco 2 will be "FLE Holdings, B.V.".

                  "NEW US HOLDCO" means a newly formed wholly-owned direct Subsidiary of the Company, incorporated under the laws of the State of Delaware. As of the Amendment No. 7 Effective Date, the Company expects that New US Holdco will be "FLE Management".

         SECTION 3.        Amendment of the Representations and Warranties.
Section 4.10(a) of the Credit Agreement is amended and restated in its entirety as follows: "(a) Each of the Company's Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite power and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where failures to possess such licenses, authorizations, consents and approvals could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect."

         SECTION 4.        Amendment of the Maintenance of Existence Covenant.
Section 5.03 of the Credit Agreement is amended by adding the following sentence at the end thereof: "or (iii) prior to or contemporaneously with the consummation of the European Restructuring, the conversion of Foot Locker France S.A. to an S.A.S. (to be named Foot Locker France S.A.S.) and the conversion Foot Locker Belgium NV to a BVBA (to be named Foot Locker Belgium BVBA)."

         SECTION 5. Amendment of the Asset Sale Covenant to Permit the Consummation of the European Restructuring. Section 5.11 of the Credit Agreement is amended by inserting the following language at the end of clause (2) of the second sentence thereof: "; provided that the Company shall be permitted to consummate the European Restructuring so long as, prior to or contemporaneously with the consummation thereof, each of the European Restructuring Conditions shall have been satisfied."

         SECTION 6. Additional Covenants Relating to European Entities Holding Companies and FL Europe Holdings. (a) A new Section 5.19 is added to the Credit Agreement immediately after Section 5.18 thereof, to read in its entirety as follows:

         SECTION 5.19. Provisions Relating to European Entities Holdings Companies and FL Europe Holdings. (a)

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No European Entities Holding Company shall conduct any activities other than the ownership, directly or indirectly, of the capital stock or other equity interests of other European Entities Holding Companies and of the European Entities, in each case as such ownership is in effect on the date of consummation of the European Restructuring; provided, however, that FLE CV may license and sub-license the European Entities Foreign Specified Trademarks and provide management, brand development, and related services to its direct and indirect subsidiaries. Without limiting the generality of the foregoing, each European Entities Holding Company will not (i) incur, assume, create or suffer to exist any Debt or other obligations (other than Debt or other obligations owed to the Company or any Subsidiary, so long as any such obligations shall be subordinated to the obligations under the Loan Documents on terms reasonably satisfactory to the Administrative Agent and the Company), or any Lien on any of its property, whether now owned or hereafter acquired, and (ii) except pursuant to the consummation of the European Restructuring, transfer any capital stock or other equity interests of any European Entity to any other Subsidiary.

         (b) FL Europe Holdings shall not conduct any activities other than the ownership of the European Entities Foreign Specified Trademarks; provided, however, that FL Europe Holdings may license and sub-license the European Entities Foreign Specified Trademarks.

         (c) The Company represents and warrants that, on the date of consummation of the European Restructuring, after giving effect thereto, (i) all of the capital stock or other equity interests of the European Entities are directly held by New Dutch Holdco 2, (ii) all of the capital stock or other equity interests of New Dutch Holdco 2 are directly held by New Dutch Holdco 1,
(iii) all of the capital stock or other equity interests of New Dutch Holdco 1 are held directly by New US Holdco or other direct domestic wholly-owned Subsidiaries of New US Holdco, (iv) at least 65% of the capital stock or other equity interests of New Dutch Holdco1 are held directly by New US Holdco and (v) all the capital stock or other equity interests of New US Holdco are held directly by the Company.

         (d) Not later than 45 days (or such additional time period as agreed to by the Administrative Agent) after the consummation of the European Restructuring, FL Europe Holdings shall execute and deliver such trademark security agreements and other security agreements, each in form and substance satisfactory to the Administrative Agent, pursuant to which FL Europe Holdings shall grant to the Administrative Agent a continuing security interest for the benefit of the Bank Parties in the European Entities Foreign Specified Trademarks.

         (b) Section 6.01(b) of the Credit Agreement is amended by replacing the reference contained therein to "5.18" with a reference to "5.19".

         SECTION 7. Release of Liens on the Capital Stock of the European Entities, Compliance with Section 5.17 by European Entities Holding Companies.
(a) Each of the Banks agrees that upon consummation of the European Restructuring (as defined in the Credit Agreement as amended hereby) and satisfaction of the European Restructuring Conditions (as defined in the Credit Agreement as amended hereby), the Lien under the Collateral Documents on the capital stock of each European Entity shall be automatically released, and the Administrative Agent shall be authorized to execute and deliver to the relevant Obligor, at the expense of such Obligor, such documents as such Obligor shall reasonably request to evidence the termination of such Lien.

         (b) Each of the Banks waives compliance with Section 5.17 of the Credit Agreement solely as it relates to any European Entity Holding Company; provided that such waiver shall be effective only so long as the Company shall have complied with the conditions set forth in clause (i) of the definition of "European Restructuring Conditions" and the representations and warranties set forth in Section 5.19(c) of the Credit Agreement (as amended hereby) shall be true and correct.

         SECTION 8. Representations and Warranties. Each of the Company and each other Obligor represents and warrants that, on and as of the Amendment No. 7 Effective Date, (a) the representations and warranties of the Obligors contained in the Loan Documents (as amended hereby) are true and (b) no Default will have occurred and be continuing.

         SECTION 9. Governing Law. This Amendment No. 7 shall be governed by and construed in accordance with the laws of the State of New York.

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         SECTION 10.       Counterparts; Effectiveness. This Amendment No. 7 may
be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment No. 7 shall become effective as of the date (the "AMENDMENT NO. 7 EFFECTIVE DATE") of receipt by the Administrative Agent of:

         (a) a counterpart hereof signed by the Company and the Required Lenders (or a facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that each such party has signed a counterpart hereof);

         (b) a certificate from the chief executive officer, chief financial officer or treasurer of the Company certifying as to the matters set forth in
Section 8 of this Amendment No. 7;

         (c) payment of all accrued costs, fees and expenses (including, without limitation, all fees and expenses payable pursuant to Section 9.03(a)(ii) of the Credit Agreement together with the fees and expenses of special counsel to the Lead Arrangers, the Administrative Agent and the affiliates of each Lead Arranger); and

         (d) such officer's certificates and other documents as the Administrative Agent may reasonably request relating to the existence of each Obligor and its corporate authority for the execution, delivery and performance of Amendment No. 7 and the Credit Agreement as amended by Amendment No. 7.

                            [Signature pages follow]

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         IN WITNESS WHEREOF, the parties have caused this Amendment No. 7 to be duly executed as of the date first above written.

                                           FOOT LOCKER, INC.

                                           By: /s/ Peter D. Brown
                                               ------------------------------
                                               Title: Vice President-Investor
                                                        Relations and Treasurer

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Each of the Subsidiary Borrowers listed below hereby consents to Amendment No. 7 and agrees to be a party to, and be bound by, the Credit Agreement as amended by Amendment No. 7.

                                                FOOTLOCKER.COM, INC.

                                                By: /s/ Peter D. Brown
                                                    ---------------------------
                                                    Title: Vice President and
                                                             Treasurer

                                                FOOT LOCKER RETAIL, INC.

                                                By: /s/ Peter D. Brown
                                                    ---------------------------
                                                    Title: Vice President and
                                                             Treasurer

                                                TEAM EDITION APPAREL, INC.

                                                By: /s/ Peter D. Brown
                                                    ---------------------------
                                                    Title: Vice President and
                                                             Treasurer

                                                FOOT LOCKER STORES, INC.

                                                By: /s/ Peter D. Brown
                                                    ---------------------------
                                                    Title: Vice President and
                                                             Treasurer

                                                FOOT LOCKER SPECIALTY, INC.

                                                By: /s/ Peter D. Brown
                                                    ---------------------------
                                                    Title: Vice President and
                                                             Treasurer

                                                FOOT LOCKER EUROPE B.V.

                                                By: /s/ Peter D. Brown
                                                    ---------------------------
                                                    Title: Authorized Individual

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                                                FOOT LOCKER AUSTRALIA, INC.

                                                By: /s/ Peter D. Brown
                                                    ---------------------------
                                                    Title: Vice President and
                                                             Treasurer

                                                FOOT LOCKER CANADA, INC.

                                                By: /s/ Peter D. Brown
                                                    ---------------------------
                                                    Title: Vice President and
                                                             Treasurer

                                                FOOT LOCKER CANADA
                                                   CORPORATION

                                                By: /s/ Peter D. Brown
                                                    ---------------------------
                                                    Title: Vice President and
                                                             Treasurer

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                                                J.P. MORGAN SECURITIES, INC.

                                                By: /s/ Colin Welch
                                                    ----------------------------
                                                    Title: Vice President

                                                BNY CAPITAL MARKETS, INC.

                                                By: /s/ Randolph E. J. Medrano
                                                    ----------------------------
                                                    Title: Vice President

                                                JPMORGAN CHASE BANK

                                                By: /s/ Teri Streusand
                                                    ----------------------------
                                                    Title: Vice President

                                                BANK OF AMERICA, N.A., successor
                                                  by merger to Bank of America
                                                  National Trust and Savings
                                                  Association

                                                By: /s/ Dan M. Killian
                                                    ----------------------------
                                                    Title: Managing Director

                                                THE BANK OF NEW YORK

                                                By: /s/ Randolph E. J. Medrano
                                                    ----------------------------
                                                    Title: Vice President

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                                                THE BANK OF NOVA SCOTIA

                                                By: /s/ Todd S. Meller
                                                    ----------------------------
                                                    Title: Managing Director

                                                FLEET BANK

                                                By: /s/ Linda Alto
                                                    ----------------------------
                                                    Title: Director

                                                WACHOVIA BANK, NATIONAL
                                                  ASSOCIATION, formerly known as
                                                  First Union National Bank

                                                By: /s/ Stephen T. Dorosh
                                                    ----------------------------
                                                    Title: Vice President

                                                BANCO POPULAR PUERTO RICO

                                                By: /s/ Hector J. Gonzalez
                                                    ----------------------------
                                                    Title: Vice President

                                                U.S. BANK NATIONAL
                                                  ASSOCIATION (formerly Firstar
                                                  Bank, N.A.)

                                                By: /s/ Thomas L. Bayer
                                                    ----------------------------
                                                    Title: Vice President

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                                                THE BANK OF NEW YORK, as
                                                  Administrative Agent, LC Agent
                                                  and Swingline Bank

                                                By: /s/ Randolph E. J. Medrano
                                                    ----------------------------
                                                    Title: Vice President

Acknowledged and consented to by:

                                                EASTBAY, INC.
                                                FOOTLOCKER.COM, INC.
                                                FOOT LOCKER AUSTRALIA, INC.
                                                FOOT LOCKER STORES, INC.
                                                ROBBY'S SPORTING GOODS, INC.
                                                TEAM EDITION APPAREL, INC.
                                                FOOT LCOKER CORPORATE
                                                  SERVICES, INC.
                                                FOOT LOCKER HOLDINGS, INC.
                                                FOOT LOCKER RETAIL, INC.
                                                FOOT LOCKER SOURCING, INC.
                                                FOOT LOCKER SPECIALTY, INC.
                                                FOOT LOCKER INVESTMENTS, LLC

                                                By: /s/ Peter D. Brown
                                                    ----------------------------
                                                    Title: Vice President and
                                                           Treasurer

                                                RETAIL COMPANY OF GERMANY,
                                                  INC.

                                                By: /s/ Bruce L. Hartman
                                                    ----------------------------
                                                    Title: Senior Vice President